EXHIBIT 99.1

LEVI STRAUSS & CO.

LIMITED WAIVER

This LIMITED WAIVER (this “Waiver”) is dated as of September 17, 2003 and entered into by and among Levi Strauss & Co., a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof (the “Lenders”) and Citicorp North America, Inc., as agent for Lenders (the “Administrative Agent”), and, for purposes of Section 6 hereof, the Loan Parties other than the Borrower listed on the signature pages hereof (the “Subsidiary Parties”, and each a “Subsidiary Party”), and is made with reference to that certain Credit Agreement dated as of January 31, 2003 by and among the Borrower, the lenders party thereto, the several financial institutions party thereto as L/C Issuers, the several financial institutions party thereto as Joint Lead Arrangers and Joint Book Managers, the several financial institutions party thereto as Co-Syndication Agents, the financial institution party thereto as Documentation Agent and Citicorp North America, Inc., as Swing Line Lender and Administrative Agent for the lenders, as amended by that certain First Amendment to Credit Agreement dated as of June 25, 2003 (said Credit Agreement, as it may hereafter be further amended, amended and restated, supplemented or otherwise modified from time to time, being the “Credit Agreement”). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

WHEREAS, the Borrower and the Lenders desire, subject to the conditions set forth herein, to waive the Borrower’s compliance with Sections 6.02(b) and 7.19(a), (b) and (d) for the period beginning the date hereof and ending October 31, 2003;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. WAIVER

Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Borrower herein contained, the Lenders hereby waive compliance with the provisions of Sections 6.02(b) and 7.19(a), (b) and (d) of the Credit Agreement for the period beginning the date hereof and ending October 31, 2003, inclusive; provided, however, that if the Obligations have not been paid and the Credit Agreement has not been terminated on or prior to October 31, 2003, then the Borrower shall no later than November 3, 2003 deliver to the Administrative Agent and each Lender a duly completed Compliance Certificate in respect of the Fiscal Quarter ended August 24, 2003 signed by a Responsible Officer of the Borrower.

Section 2. LIMITATION OF WAIVER

Without limiting the generality of the provisions of Section 10.01 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the noncompliance by the Borrower with the provisions of Sections 6.02(b) and 7.19(a), (b) and (d) of the Credit Agreement in the manner and to the extent described above, and nothing in this Waiver shall be deemed to:

(a) constitute a waiver of compliance by the Borrower with respect to (i) any of Sections 6.02(b) and 7.19(a), (b) and (d) of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

(b) prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

Section 3. REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to enter into this Waiver, the Borrower hereby represents and warrants that after giving effect to this Waiver:

(a) as of the date hereof, there exists no Default or Event of Default under the Credit Agreement;

(b) the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or in any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, except that the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively; and

(c) as of the date hereof, the Borrower has performed all agreements to be performed on its part as set forth in the Credit Agreement.

Section 4. COUNTERPARTS; EFFECTIVENESS

This Waiver may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

This Waiver shall become effective upon execution of counterparts hereof by the Borrower and each of the Subsidiary Parties and by Lenders constituting Required Lenders and receipt by the Borrower and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

Section 5. GOVERNING LAW

THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

Section 6. ACKNOWLEDGEMENT AND CONSENT BY SUBSIDIARY PARTIES

Each Subsidiary Party hereby acknowledges that it has read this Waiver and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Waiver, the obligations of such Subsidiary Party under the Guaranty, the Pledge and Security Agreement and any other Loan Documents shall not be impaired or affected and the Guaranty, the Pledge and Security Agreement and any such other Loan Documents are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

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